Exhibit 99.2

GMS Quarterly Review Fiscal Q1 2018

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Examples of forward-looking statements include those related to net sales, gross profit, gross margins, capital expenditures and market share growth, as well as non-GAAP financial measures such as Adjusted EBITDA, the ratio of debt-to-Adjusted EBITDA, adjusted net income and base business sales, including any management expectations or outlook for fiscal 2018 and beyond. In addition, statements regarding potential acquisitions and future greenfield locations are forward-looking statements, as well as statements regarding the markets in which the Company operates and the potential for growth in the commercial, residential and repair and remodeling, or R&R, markets. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, margin, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of September 6, 2017. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to September 6, 2017. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance

GMS Overview

- #1 North American specialty distributor of interior construction products [1]
  - More than 205 branches across 42 states
  - 14.6% market share in wallboard
  - 16.7% market share in ceilings
- Balanced mix of commercial new construction, commercial R&R, residential new construction and residential R&R
- Critical link between suppliers and highly fragmented customer base
- National scale drives purchasing advantages over peers while local expertise enhances service capabilities
- One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs
- Since the 2016 IPO, GMS has continued to execute on its strategy
  - Increased market share in wallboard by ~160 bps
  - Executed 8 acquisitions and opened 5 new greenfields
  - Increased LTM Q1 18 net sales by 29.8% and Adj. EBITDA by 41.1% compared to FY16
  - Expanded Adj. EBITDA margins by 70 bps compared to FY16

Net Sales Breakdown (LTM FY18 Q1) [2]



Other 23%
Steel Framing 16%
Ceilings 15%
Wallboard 46%
Residential ~40%
Commercial ~60%

Net Sales [2]

($ in millions, April FYE)



$991
$1,162
$1,353
$1,570
$1,858
$2,319
$2,412
29.0%
29.0%
29.7%
30.5%
31.9%
32.7%
32.6%
+360bps
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
LTM Q1 18
Net Sales
Gross Margin

Adjusted EBITDA [3]

($ in millions, April FYE)



CAGR: 41.1% (3)
$32
$57
$87
$114
$8
$106
$150
$12
$138
$198
$10
$188
$199
$4
$195
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17
LTM Q118
% Margin (3)
3.3% 5.0% 6.4% 6.7% 7.4% 8.1% 8.1%
+480bps

(1) Based on sales of wallboard and ceilings. Wallboard share based on LTM 6/30/17 volume. Ceilings share based on LTM 6/30/17 sales.
(2) Net sales do not reflect net sales attributable to acquired entities for any period prior to their respective dates of acquisition. Breakdown based on FY2017 Net Sales.
(3) FY2015, FY2016, FY2017 and 1Q18 LTM Adj. EBITDA includes approximately $8.1 million, $12.1 million, $10.0 million and $3.6 million, respectively, from entities acquired in FY2015, FY2016, FY2017 and 1Q18 LTM respectively, for the period prior to their respective dates of acquisition. However, Adj. EBITDA margin and the 5.25-year CAGR exclude the impact of the entities acquired for the period prior to their respective dates of acquisition. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP measure, see Appendix.

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GYPSUM MANAGEMENT & SUPPLY

3

Includes the wallboard volume from entities acquired in calendar 2014 assuming that the entities were acquired on January 1, 2014. Includes the wallboard volume from entities acquired in calendar 2015 assuming that the entities were acquired on January 1, 2015. Includes the wallboard volume from entities acquired in calendar 2016 assuming that the entities were acquired on January 1, 2016. Includes the wallboard volume from entities acquired in FY2016 and FY2017 assuming that the entities were acquired on April 1, 2016. Market Leader with Scale Advantages National Scale Combined With Local Expertise 4 Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution GMS Wallboard Market Share ’10–’17 Q2 share gain: ~600 bps (1) (2) (3) (4) 8.6% 8.8% 9.4% 9.9% 11.1% 13.1% 14.3% 14.6% CY2010 CY2011 CY2012 CY2013 CY2014 CY2015 CY2016 LTM Q2 CY2017

Q1 2018 Highlights

Above-Market Growth

- ✓ Net sales increased 16.8% to a record $642.2 million
- ✓ Base business net sales up 7.8%
- ✓ Wallboard unit volume grew 11.8% to a record 914 million square feet

Continued Profit Improvement

- ✓ Net income significantly increased 67.4% to $15.3 million, or EPS of $0.36 per share
- ✓ Gross profit increased 14.8% to $205.1 million
- ✓ Adjusted EBITDA grew 14.8% to $52.8 million

Accretive Acquisitions

- ✓ In Q2 2018, acquired ASI Building Products, LLC, a leading provider of ceilings and other quality building products in Eastern Michigan
- ✓ Completed 8 acquisitions representing 18 branches since IPO (24 acquisitions representing 57 branches since FY2013)

Attractive Capital Structure

- ✓ 2.9x leverage (net debt(1) / LTM PF Adjusted EBITDA(2)) as of July 31, 2017
- ✓ Expanded First Lien Term Loan by $100 million, extended maturity to 2023, reduced the interest rate by 50 bps and used the net proceeds of $94 million to pay off the majority of the ABL Facility

(1) Includes unamortized discount and deferred financing costs. Numbers may not add up due to rounding.
(2) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which isY2016, FY2017 and FY18 Q1 LTM PF Adj. EBITDA includes approximately $12.1 million, $9.5 million and $3.6 million, respectively, from entities acquired in FY2016, FY2017 and FY18 Q1 LTM, respectively, for the period prior to their respective dates of acquisition used in the calculation of certain baskets to covenants in the Company's debt agreements, including in connection with the Company's ability to incur additional indebtedness. For a reconciliation of PF Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

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Attractive Acquirer with Significant Consolidation Opportunity

Acquisition Strategy

Industry Structure:

- **Large, highly fragmented industry comprised of hundreds of competitors**
- Similar business operations enable efficient integration
- Limited number of scaled players

Acquisition Strategy:

- Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities
- Fit GMS culture and platform
- Deliver scale benefits
- **Attractive purchase price multiples**
- Dedicated M&A team

Pipeline:

- Significant portion of the market is comprised of local, independent competitors representing significant opportunity
- Maintain active dialogue with many potential targets

Recent GMS Acquisitions

Acquisition	Quarter	Rationale
ASI August 1, 2017	FY18 Q1	Three branches with LTM sales of $24.5 million Expands existing presence in Michigan Founded in 1988
GRABBER CONSTRUCTION PRODUCTS Feb 1, 2017	FY17 Q4	One branch with LTM sales of $11.7 million Expands existing presence in Hawaii Founded in 1974
IPS INTERIOR PRODUCTS SUPPLY Dec 5, 2016	FY17 Q3	One branch with LTM sales of $12.3 million Strategic entrance into northeastern Indiana Founded in 1984
Ryan Oct 31, 2016	FY17 Q2	Three branches with LTM Sales of $27.0 million Nice geographic fit with FY16 Q3 MI acquisition Founded in 1965 and headquartered in Southfield, MI
UNITED Oct 3, 2016	FY17 Q2	Three branches with LTM Sales of $30.0 million Strategic entrance into south central Ohio Founded in 1996 and headquartered in Dayton, OH
OLYMPIA Sept 1, 2016	FY17 Q2	Three branches with LTM Sales of $52.9 million Strategic entrance into south Florida Founded in 2008 and headquartered in Pompano, FL
STEVEN KEMPF BUILDING MATERIALS Aug 29, 2016	FY17 Q2	One branch with LTM Sales of $46.8 million Strategic entrance into the greater Philadelphia metropolitan area Founded in 1994
ROCKWISE July 5, 2016	FY17 Q1	Three branches with LTM Sales of $26.7 million Expands existing operations in Arizona and Colorado

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Profitable Sales Expansion in Fiscal Q1 2018 Gross Profit ($ mm) Fiscal Q1 2018 Gross Profit & Margin Adj. EBITDA ($ mm) Fiscal Q1 2018 Adjusted EBITDA (3) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. Base Business YOY growth adjusted for the difference in shipping days. For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. Margin (3): 8.4% 8.2% 7.8% organic sales growth including +10% in ceilings, steel framing and other products Adjusted EBITDA grew 14.8% to $52.8 million reflecting stronger sales activity Adjusted EBITDA margins decreased 20 basis points, as expected, due to temporary gross margin pressure, which was partially offset by improved operating leverage Commentary +14.8% YOY Fiscal Q1 2018 Performance 7 $45.9 $52.8 $0 $10 $20 $30 $40 $50 $60 Fiscal Q1 2017 Fiscal Q1 2018 ($ in millions) Fiscal Q1 YOY FY17 FY18 Growth Actual Per Day (2) WB Volume (MSF) 817 914 11.8% 3.7% 2.1% WB Price ($ / MSF) 307 $ 311 $ 1.3% Net Sales Wallboard 251.3 $ 284.7 $ 13.3% 4.9% 3.3% Ceilings 86.3 99.7 15.5% 10.6% 8.9% Steel Framing 84.3 104.7 24.1% 10.0% 8.3% Other Products 127.8 153.1 19.8% 10.0% 8.3% Total Net Sales 549.8 $ 642.2 $ 16.8% 7.8% 6.1% Shipping Days 63 64 Base Business (1)

Attractive Capital Structure

Commentary

- Leverage of 2.9x Net Debt / LTM Pro Forma Adj. EBITDA as of 7/31/17, down from 3.4x Net Debt / LTM Pro Forma Adj. EBITDA as of 7/31/16
- Substantial liquidity, with $20 million of cash and an additional $320 million undrawn on the ABL facility, as of 7/31/17
- Moody's and Standard & Poor's current rating of B1/B+ (Moody's upgraded GMS to B1 in July)
- In Q1 2018, expanded First Lien Term Loan by another $100 million, extended maturity to 2023, reduced the rate by 50 bps and used the net proceeds to pay down ABL facility

Leverage Summary

($ mm)	4/30/15 FYE	4/30/16 FYE	4/30/17 FYE	7/31/17 LTM
Cash and cash equivalents	$12	$19	$15	$20
Asset-Based Revolver	17	102	103	13
First Lien Term Loan	386	382	478	576
Second Lien Term Loan	160	160	-	-
Capital Lease and Other	10	14	14	13
Total Debt	**$573**	**$658**	**$595**	**603**
PF Adj. EBITDA (1)	$114	$150	$198	$199
Total Debt / PF Adj. EBITDA	5.0x	4.4x	3.0x	3.0x
Net Debt / PF Adj. EBITDA	4.9x	4.3x	2.9x	2.9x

Net Debt / PF Adjusted EBITDA



4.9x
4.3x
2.9x
2.9x
4/30/15
4/30/16
4/30/17
LTM 7/31/17

(1) Includes unamortized discount and deferred financing costs. Numbers may not add up due to rounding.
(2) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company's debt agreements, including in connection with the Company's ability to incur additional indebtedness. FY2016, FY2017 and FY18 Q1 LTM PF Adj. EBITDA includes approximately $12.1 million, $9.5 million and $3.6 million, respectively, from entities acquired in FY2016, FY2017 and FY18 Q1 LTM, respectively, for the period prior to their respective dates of acquisition.. For a reconciliation of PF Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

GMS GYPSUM MANAGEMENT & SUPPLY

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Leading Specialty Distributor Poised for Continued Growth Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution 9

Appendix

Summary Quarterly Financials

(In millions, except per share data) (Unaudited)	1Q17	2Q17	3Q17	4Q17	FY17	1Q18
Wallboard Volume (MSF)	818	891	842	906	3,458	914
Wallboard Price ($ / '000 Sq. Ft.)	$ 307	$ 303	$ 303	$ 311	$ 306	$ 311
Wallboard	$ 251	$ 270	$ 255	$ 282	$ 1,058	$ 285
Ceilings	86	85	82	87	341	100
Steel framing	84	96	94	100	374	105
Other products	128	140	132	145	546	153
Net sales	550	592	563	615	2,319	642
Cost of sales	371	399	377	414	1,561	437
Gross profit	179	193	186	201	759	205
Gross margin	*32.5%*	*32.6%*	*33.0%*	*32.7%*	*32.7%*	*31.9%*
Operating expenses:						
Selling, general and administrative expenses	135	150	147	153	585	156
Depreciation and amortization	16	17	18	18	69	16
Total operating expenses	151	167	166	171	654	172
Operating income (loss)	28	26	20	30	104	33
Other (expense) income:						
Interest expense	(8)	(7)	(7)	(7)	(29)	(8)
Write-off of discount and deferred financing costs	(5)	(1)	(0)	-	(7)	(0)
Other income, net	1	0	1	2	4	0
Total other (expense), net	(12)	(8)	(7)	(6)	(33)	(7)
Income (loss) from continuing operations, before tax	15	18	14	25	72	25
Income tax expense (benefit)	6	1	5	10	23	10
Net income (loss)	$ 9	$ 17	$ 8	$ 14	$ 49	15
Weighted average shares outstanding:						
Basic	38,201	40,943	40,943	40,956	40,260	40,971
Diluted	38,602	41,320	41,578	41,759	41,070	42,172
Net income (loss) per share:						
Basic	$ 0.24	$ 0.42	$ 0.20	$ 0.35	$ 1.21	$ 0.37
Diluted	$ 0.24	$ 0.42	$ 0.20	$ 0.34	$ 1.19	$ 0.36

Note: Fiscal year end April 30.

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Quarterly Net Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. FY17 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY18 vs. FY17 comparative period. Total business days for FY18 are 254. Includes greenfields, which we consider extensions of “base business.” FY17 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions FY18 Business Days 1Q18 64 days (+1) 2Q18 65 days 3Q18 62 days 4Q18 63 days FY18 254 days (+1) 12 ($ in millions) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 (Unaudited) Base Business (1) (2) 544 $ 561 $ 511 $ 558 $ 2,173 $ 586 $ Acquisitions (2) 6 31 52 57 146 56 Total Net Sales 550 $ 592 $ 563 $ 615 $ 2,319 $ 642 $ Business Days (3) 63 65 62 63 253 64 Net Sales by Business Day 8.7 $ 9.1 $ 9.1 $ 9.8 $ 9.2 $ 10.0 $ Base Business Branches (4) (5) 185 188 188 189 189 190 Acquired Branches (5) 5 15 16 16 16 16 Total Branches 190 203 204 205 205 206

Quarterly Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s) (Unaudited)		1Q17	2Q17	3Q17	4Q17	FY17	1Q18
Net Income (Loss)		$ 9,163	$17,224	$ 8,227	$ 14,272	$ 48,886	$15,343
Add: Interest Expense		7,577	7,154	7,431	7,198	29,360	7,500
Add: Write off of debt discount and deferred financing fees		5,426	1,466	211	-	7,103	74
Less: Interest Income		(43)	(35)	(23)	(51)	(152)	(23)
Add: Income Tax Expense		6,159	710	5,363	10,422	22,654	10,060
Add: Depreciation Expense		6,382	6,548	6,465	6,170	25,565	5,990
Add: Amortization Expense		9,413	10,820	11,851	11,591	43,675	10,355
EBITDA		$44,077	$43,887	$39,525	$ 49,602	$177,091	$49,299
Adjustments							
Stock appreciation rights expense (benefit)	(A)	(92)	(144)	(498)	882	148	590
Redeemable noncontrolling interests	(B)	292	2,531	256	457	3,536	866
Equity-based compensation	(C)	673	686	622	553	2,534	473
Severance and other permitted costs	(D)	140	118	57	(472)	(157)	205
Transaction costs (acquisition and other)	(E)	654	1,827	566	(798)	2,249	159
Loss (gain) on disposal of assets		(198)	68	(114)	(94)	(338)	(390)
AEA management fee	(F)	188	-	-	-	188	-
Effects of fair value adjustments to inventory	(G)	164	457	155	170	946	-
Interest rate swap / cap mark-to-market	(H)	43	89	109	141	382	196
Secondary Public Offering	(I)	-	-	-	1,385	1,385	631
Debt Related Costs	(J)	-	-	-	265	265	723
Total Add-Backs		$ 1,864	$ 5,632	$ 1,153	$ 2,489	$ 11,138	$ 3,453
Adjusted EBITDA		$45,941	$49,519	$40,678	$ 52,091	$188,229	$52,752

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

G. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Mark-to-market adjustments for certain financial instruments

I. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

J. Represents costs paid to third party advisors related to debt refinancing activities.

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LTM Net Income to Pro Forma Adjusted EBITDA

Pro Forma Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		1Q18 LTM	2017	2016	2015
Net Income (Loss)		$ 55,066	$ 48,886	$ 12,564	$ (11,697)
Add: Interest Expense		29,283	29,360	37,418	36,396
Add: Write off of debt discount and deferred financing fees		1,751	7,103	-	-
Less: Interest Income		(132)	(152)	(928)	(1,010)
Add: Income Tax Expense		26,555	22,654	12,584	(6,626)
Add: Depreciation Expense		25,173	25,565	26,667	32,208
Add: Amortization Expense		44,617	43,675	37,548	31,957
EBITDA		$ 182,313	$ 177,091	$ 125,853	$ 81,228
Adjustments					
Stock appreciation rights expense (benefit)	(A)	830	148	1,988	2,268
Redeemable noncontrolling interests	(B)	4,110	3,536	880	1,859
Equity-based compensation	(C)	2,334	2,534	2,699	6,455
AEA transaction related costs	(D)	-	-	-	837
Severance and other permitted costs	(E)	(92)	(157)	379	413
Transaction costs (acquisition and other)	(F)	1,754	2,249	3,751	1,891
(Gain) on disposal of assets		(530)	(338)	(645)	1,089
AEA management fee	(G)	-	188	2,250	2,250
Effects of fair value adjustments to inventory	(H)	782	946	1,009	5,012
Secondary Public Offering	(I)	2,016	1,385		
Interest rate swap / cap mark-to-market	(J)	535	382	19	2,494
Debt Related Costs	(K)	988	265		
Total Add-Backs		$ 12,727	$ 11,138	$ 12,330	$ 24,568
Adjusted EBITDA		$ 195,040	$ 188,229	$ 138,183	$ 105,796
Contributions from acquisitions	(L)	3,565	9,500	12,093	8,064
Pro Forma Adjusted EBITDA		$ 198,605	$ 197,729	$ 150,276	$ 113,860

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

E. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

F. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition

G. Represents management fees paid to AEA, which were discontinued after the IPO.

H. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

I. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

J. Mark-to-market adjustments for certain financial instruments

K. Represents costs paid to third party advisors related to debt refinancing activities.

L. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition

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Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s)

(Unaudited)

		2015	2014 (1)	2013	2012
Net income (loss)		$ (11,697)	$(219,814)	$(182,627)	$ (7,830)
Income tax expense (benefit)		(6,626)	(240)	11,534	2,658
Discountinued operations, net of tax		-	-	-	(362)
Interest income		(1,010)	(922)	(798)	(885)
Interest expense		36,396	7,180	4,413	2,966
Change in fair value of mandatorily redeemable shares		-	200,004	198,212	8,952
Depreciation expense		32,208	16,042	11,665	7,840
Amortization expense		31,957	2,556	72	732
EBITDA		$ 81,228	$ 4,806	$ 42,471	$ 14,071
Adjustments					
Executive compensation	(A)	$ -	$ 2,447	$ 13,420	$ 8,266
Stock appreciation rights expense (benefit)	(B)	2,268	1,368	1,061	253
Redeemable noncontrolling interests	(C)	1,859	3,028	2,195	407
Equity-based compensation	(D)	6,455	28	82	(154)
AEA transaction related costs	(E)	837	67,964	230	133
Severance costs and other permitted costs	(F)	413	-	(30)	(205)
Transaction costs (acquisition and other)	(G)	1,891	-	-	-
Loss (gain) on disposal of assets		1,089	(864)	(2,231)	(556)
AEA management fee	(H)	2,250	188	-	-
Effects of fair value adjustments to inventory	(I)	5,012	8,289	-	-
Interest rate swap / cap mark-to-market	(J)	2,494	(192)	313	-
Pension withdrawal	(K)	-	-	-	10,179
Total Add-Backs		24,568	82,256	15,040	18,323
Adjusted EBITDA		$105,796	$ 87,062	$ 57,511	$ 32,394

Commentary

A. Represents compensation paid to certain executives who were majority owners prior to the AEA acquisition of GMS. Following the acquisition, these executives' compensation agreements were amended and, going forward, GMS does not anticipate additional adjustments

B. Represents non-cash compensation expenses related to stock appreciation rights agreements

C. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

D. Represents non-cash equity-based compensation expense related to the issuance of stock options

E. Represents non-recurring expenses related specifically to the AEA acquisition of GMS

F. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

G. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition

H. Represents management fees paid to AEA, which were discontinued after the IPO.

I. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

J. Mark-to-market adjustments for certain financial instruments

K. Represents costs incurred in connection with withdrawal from a multi-employer pension plan

(1) FY14 is comprised of 11 month period (predecessor) and one month period (successor)

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Quarterly Cash Flows 16 ($ in millions) (Unaudited) 1Q17 2Q17 3Q17 4Q17 FY17 1Q18 Net income (loss) $ 9.2 $ 17.2 $ 8.2 $ 14.3 $ 48.9 15.3 Non-cash changes (5.0) 11.5 23.8 30.1 60.4 (2.8) Changes in primary working capital components: Trade accounts and notes receivable (19.4) 0.0 16.1 (17.2) (20.4) (12.9) Inventories (17.1) 3.7 (12.3) 7.3 (18.4) (3.3) Accounts payable 1.7 (1.1) (0.3) (4.1) (3.8) 9.5 Cash provided by (used in) operating activities (30.6) 31.3 35.6 30.4 66.7 5.9 Purchases of property and equipment (2.6) (2.4) (1.9) (4.2) (11.1) (5.5) Proceeds from sale of assets 0.8 0.5 1.9 0.8 4.0 1.4 Purchase of financial instruments - - - - - - Acquisitions of businesses, net of cash acquired (26.6) (113.4) (6.0) (4.5) (150.4) (3.1) Cash (used in) provided by investing activities (28.3) (115.3) (6.0) (7.9) (157.5) (7.2) Cash provided by (used in) financing activities 49.7 90.5 (35.4) (18.5) 86.3 6.6 Increase (decrease) in cash and cash equivalents (9.2) 6.6 (5.8) 4.0 (4.5) 5.2 Balance, beginning of period 19.1 9.8 16.4 10.6 19.1 14.6 Balance, end of period $ 9.8 $ 16.4 $ 10.6 $ 14.6 $ 14.6 19.8 Supplemental cash flow disclosures: Cash paid for income taxes $ 6.5 $ 24.3 $ 9.0 $ 9.3 $ 49.2 $ 1.8 Cash paid for interest $ 6.6 $ 6.6 $ 6.9 $ 6.4 $ 26.4 $ 6.8 Historical

SG&A Adjustments Table

GAAP SG&A Reconciliation

(Unaudited) *($ in millions)*		1Q17	2Q17	3Q17	4Q17	FY2017	1Q18
SG&A - Reported		**$ 135.1**	**$ 149.8**	**$ 147.3**	**$ 153.0**	**$ 585.1**	**$ 156.1**
Adjustments							
Stock appreciation rights expense (benefit)	(A)	0.1	0.1	0.5	(0.9)	(0.1)	(0.6)
Redeemable noncontrolling interests	(B)	(0.3)	(2.5)	(0.3)	(0.5)	(3.5)	(0.9)
Equity-based compensation	(C)	(0.7)	(0.7)	(0.6)	(0.6)	(2.5)	(0.5)
Severance and other permitted costs	(D)	(0.1)	(0.1)	(0.1)	0.5	0.2	(0.2)
Transaction costs (acquisition and other)	(E)	(0.7)	(1.8)	(0.6)	0.8	(2.2)	(0.2)
Loss (gain) on disposal of assets		0.2	(0.1)	0.1	0.1	0.3	0.4
AEA management fee	(F)	(0.2)	-	-	-	(0.2)	-
Secondary Public Offering	(G)	-	-	-	(1.4)	(1.4)	(0.6)
Debt Related Costs	(H)	-	-	-	(0.3)	(0.3)	(0.7)
SG&A - Adjusted		**$ 133.4**	**$ 144.7**	**$ 146.4**	**$ 150.8**	**$ 575.3**	**$ 152.8**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

G. Represents costs paid to third party advisors related to the secondary public offerings of our common stock

H. Represents costs paid to third party advisors related to debt refinancing activities.

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